                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2002



                         CarrAmerica Realty Corporation
             (Exact name of registrant as specified in its charter)



          Maryland                    1-11706                52-1796339
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)            File Number)         Identification Number)


                            CarrAmerica Realty, L.P.
             (Exact name of registrant as specified in its charter)



          Delaware                   000-22741               52-1976308
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)        Identification Number)


     1850 K Street, NW, Suite 500
            Washington, DC                                     20006
 (Address of principal executive offices)                    (Zip Code)


               Registrant's telephone number, including area code:
                                 (202) 729-7500

                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5.     Other Events

            On January 8, 2002, CarrAmerica Realty Corporation (the "Company") entered into an Underwriting Agreement with J.P. Morgan Securities Inc. in connection with a proposed public offering of $400,000,000 of its 7.125% Senior Notes due 2012, which are guaranteed as to payment of principal, premium, if any, and interest by CarrAmerica Realty, L.P. The notes mature on January 15, 2012, with interest payable semiannually on January 15 and July 15 of each year outstanding, beginning July 15, 2002. The Company may redeem the notes at any time. On the same date, the Company, CarrAmerica Realty, L.P., J.P. Morgan Securities Inc., Banc of America Securities LLC, First Union Securities, Inc., Lehman Brothers Inc., Salomon Smith Barney Inc., Commerzbank Capital Markets Corporation, Goldman, Sachs & Co., Legg Mason Wood Walker, Incorporated, PNC Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC entered into a Terms Agreement with respect to the offering. The closing of the offering is expected to occur on January 11, 2002. Copies of the Underwriting Agreement and the Terms Agreement are filed as exhibits to this report.


Item 7.     Exhibits

            The following exhibits are filed as part of this report:

1.1 Underwriting Agreement, dated as of January 8, 2002, by and between CarrAmerica Realty Corporation and J.P. Morgan Securities Inc.

1.2 Terms Agreement, dated as of January 8, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., J.P. Morgan Securities Inc., Banc of America Securities LLC, First Union Securities, Inc., Lehman Brothers Inc., Salomon Smith Barney Inc., Commerzbank Capital Markets Corporation, Goldman, Sachs & Co., Legg Mason Wood Walker, Incorporated, PNC Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC

4.1 Indenture, dated as of January 11, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., as Guarantor, and U.S. National Association, as Trustee

4.2         Form of 7.125% Senior Note Due 2012

4.3         Guarantee by CarrAmerica Realty, L.P. dated as of January 11, 2002

5.1         Opinion of Hogan & Hartson L.L.P. regarding legality of securities

23.1 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

25.1        Statement of Eligibility of Trustee on Form T-1

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CarrAmerica Realty Corporation



Date:  January 11, 2002                     By: /s/ Thomas A. Carr
                                                -------------------------
                                                Name: Thomas A. Carr
                                                Title: President

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CarrAmerica Realty, L.P.

Date:  January 11, 2002                 By: CarrAmerica Realty GP Holdings, Inc.
                                        General Partner



                                        By: /s/ Thomas A. Carr
                                            -------------------------
                                            Name: Thomas A. Carr
                                            Title: President

                                  EXHIBIT INDEX
                                  -------------

Exhibit                              Document
-------                              --------

  1.1 Underwriting Agreement, dated as of January 8, 2002, by and between CarrAmerica Realty Corporation and J. P. Morgan Securities Inc.

  1.2 Terms Agreement, dated as of January 8, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., J.P. Morgan Securities Inc., Banc of America Securities LLC, First Union Securities, Inc., Lehman Brothers Inc., Salomon Smith Barney Inc., Commerzbank Capital Markets Corporation, Goldman, Sachs & Co., Legg Mason Wood Walker, Incorporated, PNC Capital Markets, Inc. and Wells Fargo Brokerage Services, LLC

  4.1 Indenture, dated as of January 11, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., as Guarantor, and U.S. National Association, as Trustee

  4.2       Form of 7.125% Senior Note Due 2012

  4.3       Guarantee by CarrAmerica Realty, L.P. dated as of January 11, 2002

  5.1       Opinion of Hogan & Hartson L.L.P. regarding legality of securities

 23.1 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

 25.1       Statement of Eligibility of Trustee on Form T-1